LS Theta Fund
Investor Class - LQTVX
Institutional Class - LQTIX

A series of the Investment Managers Series Trust

Supplement dated June 20, 2017 to the
Prospectus dated May 1, 2017.

Effective June 23, 2017, the redemption fee for the LS Theta Fund will be removed. As a result, effective June 23, 2017, all references to the redemption fee in the Prospectus are deleted in their entirety.

Please file this Supplement with your records.